                OPPENHEIMER SMALL- & MID- CAP VALUE FUND
                    Supplement dated August 31, 2007
               to the Prospectus dated February 26, 2007

This supplement amends the Prospectus dated February 26, 2007 and is in addition to the supplements dated February 27, 2007 and April 16, 2007.

The Prospectus is revised by deleting the section titled "Advisory
Fees" on page 15 in its entirety and replacing it with the following:

      Advisory Fees.  Under the Investment Advisory Agreement,
      the Fund paid the Manager an advisory fee, calculated on
      the daily net assets of the Fund, at an annual rate that
      declines as the Fund grows: 0.80% of the first $400 million of average annual net assets of the Fund, 0.75% of the next
      $400 million, 0.60% of the next $1.2 billion and 0.58% of
      average annual net assets in excess of $2 billion. The
      Fund's management fee for its last fiscal year ended
      October 31, 2006 was 0.64% of average annual net assets for each class of shares.

      Effective September 1, 2007, the Fund pays the Manager an
      advisory fee at the following annual rate that declines as the Fund's assets grow: 0.80% of the first $400 million of average annual net assets of the Fund, 0.75% of the next
      $400 million, 0.60% of the next $1.2 billion, 0.58% of the next $4.0 billion and 0.56% of average annual net assets
      over $6.0 billion.

      A discussion regarding the basis for the Board's approval
      of the Fund's investment advisory contract is available in the Fund's Semi-Annual Report to shareholders for the
      six-months ended April 30, 2007.

August 31, 2007                                            PS0251.038